STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

07/10/2024

Work Order Item Number:	W2024071000894-3797355
Filing Number:	20244175760
Filing Type:	Articles of Incorporation-For-Profit
Filing Date/Time:	7/10/2024 11:24:00 AM
Filing Page(s):	3

Indexed Entity Information:

Entity ID: E41757612024-5

Entity Name: ALT5 Sigma Corporation

Entity Status: Active

Expiration Date: None

Represented Entity

325 East Warm Springs Road, Suite 102, Las Vegas, NV 89119, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FRANCISCO V. AGUILAR
Secretary of State

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

07/10/2024

Work Order Item Number: W2024071000894-3797356
Filing Number: 20244175773
Filing Type: Initial List
Filing Date/Time: 7/10/2024 11:24:00 AM
Filing Page(s): 2

Indexed Entity Information:

Entity ID: E41757612024-5

Entity Name: ALT5 Sigma Corporation

Entity Status: Active

Expiration Date: None

Represented Entity

325 East Warm Springs Road, Suite 102, Las Vegas, NV 89119, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E41757612024-5
(signature)	Filing Number 20244175760
Secretary of State State Of Nevada	Filed On 7/10/2024 11:24:00 AM
	Number of Pages 3

ABOVE SPACE IS FOR OFFICE USE ONLY

Formation - Profit Corporation

☒ NRS 78 - Articles of Incorporation Domestic Corporation ☐ NRS 80 - Foreign Corporation ☐ NRS 89 - Articles of Incorporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of Close Corporation MUST appear in the below heading)

Articles of Formation of ______________________ **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

ALT5 Sigma Corporation

2. Registered Agent for Service of Process: (Check only one box)

☐ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☒ Office or Position with Entity (title and address below)

President, Tony Isaac
Name of Registered Agent **OR** Title of Office or Position with Entity

Street Address	City		Zip Code
325 East Warm Springs Road, Suite 102	Las Vegas	Nevada	89119

Mailing Address (if different from street address)	City		Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

x /s/ Tony Isaac — 07/10/2024
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☐ Yes **OR** ☐ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

1) Name: Tony Isaac — Country: USA
Street Address: 325 East Warm Springs Road, Suite 102 — City: Las Vegas — State: NV — Zip/Postal Code: 89119

2) Name: — Country:
Street Address: — City: — State: — Zip/Postal Code:

3) Name: — Country:
Street Address: — City: — State: — Zip/Postal Code:

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation:

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - Profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field.	**Yes** ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)		
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of Authorized shares with Par value:	Par value: $
	Number of Common shares with Par value: 50,000	Par value: $ 0.0010000000
	Number of Preferred shares with Par value:	Par value: $
	Number of shares with no par value:	
	If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.	

9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80.

Name, Address and Signature of the **Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Name	Country		
Tony Isaac	USA		
Address	**City**	**State**	**Zip/Postal Code**
325 East Warm Springs Road, Suite 102	Las Vegas	NV	89119

X /s/ Tony Isaac (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of represented entity: ALT5 Sigma Corporation Entity or Nevada Business Identification Number (NVID): (for entities currently on file)
2. Registered Agent Acceptance:	[X] Registered Agent Acceptance
3. Information Being Changed:	Statement of Change takes the following effect: (select only one) [X] Appoints New Agent (complete section 5) [ ] Update Represented Entity Acting as Registered Agent (complete sections 5) [ ] Update Registered Agent Name (complete sections 4 & 5) [ ] Update Registered Agent Address (complete sections 4 & 5)
4. Registered Agent Information Before the Change: (Non-commercial registered agents **ONLY**)	Name of Registered Agent **OR** Title of Office or Position with Entity: Street Address: ; City: ; Nevada; Zip Code: Mailing Address (if different from street address): ; City: ; Nevada; Zip Code:
5. Newly Appointed Registered Agent or Registered Agent Information After the Change:	[ ] Commercial Registered Agent:(name only below) [ ] Noncommercial Registered Agent (name and address below) [X] Office or Position with Entity (title or position and address below) Name of Registered Agent **OR** Title of Office or Position within Entity: President Street Address: 325 East Warm Springs Road, Suite 102; City: Las Vegas; Nevada; Zip Code: 89119 Mailing Address (if different from street address): ; City: ; Nevada; Zip Code:
6. Electronic Notification: (Optional)	Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only: TIsaac@arcainc.com
7. Certificate of Acceptance of Appointment of Registered Agent: (Required)	*I hereby accept appointment as Registered Agent for the above named Entity.* X /s/ Tony Isaac — **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** Date: 07/10/2024
8. Signature of Represented Entity: (Required)	X /s/ Tony Isaac — **Authorized Signature On Behalf of the Entity** Date: 07/10/2024

FEE: $60.00

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application

Initial List of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

ALT5 Sigma Corporation

NAME OF ENTITY

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

Filed in the Office of FVAguilar Secretary of State State Of Nevada	Business Number **E41757612024-5** Filing Number **20244175773** Filed On **7/10/2024 11:24:00 AM** Number of Pages **2**

- [x] Corporation
  - [ ] This corporation is publicly traded, the Central Index Key number is: ____
- [ ] Nonprofit Corporation (see nonprofit sections below)
- [ ] Limited-Liability Company
- [ ] Limited Partnership
- [ ] Limited-Liability Partnership
- [ ] Limited-Liability Limited Partnership (If formed at the same time as the Limited Partnership)
- [ ] Business Trust

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

- [ ] 001 - Governmental Entity
- [ ] 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number ____

For nonprofit entities formed under NRS Chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

- [ ] Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

- [ ] Unit-owners' Association
- [ ] Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

- [ ] No – no additional form is required
- [ ] Yes – the "Charitable Solicitation Registration Statement" is required.
- [ ] The Organization claims exemption pursuant to NRS 82A.210 - the "Exemption From Charitable Solicitation Registration Statement" is required

**** Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title:

Name	Country
Tony Isaac	USA

Address	City	State	Zip/Postal Code
325 East Warm Springs Road, Suite 102	Las Vegas	NV	89119

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title:

Name	Country
Tony Isaac	USA

Address	City	State	Zip/Postal Code
325 East Warm Springs Road, Suite 102	Las Vegas	NV	89119

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title:

Name	Country
Tony Isaac	USA

Address	City	State	Zip/Postal Code
325 East Warm Springs Road, Suite 102	Las Vegas	NV	89119

CORPORATION, INDICATE THE DIRECTOR:

Name	Country
Tony Isaac	USA

Address	City	State	Zip/Postal Code
325 East Warm Springs Road, Suite 102	Las Vegas	NV	89119

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X /s/ Tony Isaac

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED.*

President
Title

07/10/2024
Date

SECRETARY OF STATE

STATE OF NEVADA

DOMESTIC CORPORATION (78) CHARTER

I, FRANCISCO V. AGUILAR, the duly qualified and elected Nevada Secretary of State, do hereby certify that **ALT5 Sigma Corporation** did, on 07/10/2024, file in this office the original ARTICLES OF INCORPORATION-FOR-PROFIT that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 07/10/2024.

FRANCISCO V. AGUILAR
Secretary of State

Certificate
Number: B202407104792594

You may verify this certificate online at https://www.nvsilverflume.gov/home

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

ALT5 Sigma Corporation

Nevada Business Identification # NV20243157072
Expiration Date: 07/31/2025

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 07/10/2024.

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

Certificate Number: B202407104792609
You may verify this certificate online at https://www.nvsilverflume.gov/home